NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlueprintSM Aggressive Fund
NVIT BlueprintSM Moderately Aggressive Fund
NVIT BlueprintSM Capital Appreciation Fund
NVIT BlueprintSM Moderate Fund
NVIT BlueprintSM Balanced Fund
NVIT BlueprintSM Moderately Conservative Fund
NVIT BlueprintSM Conservative Fund

Supplement dated July 10, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The NVIT GS Large Cap Equity Insights Fund is renamed the “NVIT GS Large Cap Equity Fund.” The reference to the Fund’s former name in the table on page 44 of the Prospectus is replaced accordingly.

2.	The second paragraph under the “U.S. Stocks” section of the Appendix on page 73 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT GS LARGE CAP EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of equity investments in large-cap U.S. issuers. The Fund consists of two portions, or “sleeves,” managed by the same subadviser. For the first sleeve, the Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. For the second sleeve, the Fund’s subadviser uses a combination of fundamental research and quantitative factors, such as, for example, valuation, profitability and volatility, to seek to advance the sleeve’s risk adjusted returns.

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